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                                                                   EXHIBIT 10.3









                             STOCKHOLDERS AGREEMENT



                           DATED AS OF APRIL 30, 1997


                                     Among


                       L-3 COMMUNICATIONS HOLDINGS, INC.

                          LOCKHEED MARTIN CORPORATION,

                  LEHMAN BROTHERS CAPITAL PARTNERS III, L.P.,

                         LEHMAN BROTHERS HOLDINGS INC.,

                                FRANK C. LANZA,

                                      and

                               ROBERT V. LAPENTA




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                               TABLE OF CONTENTS

                                                                          Page

                                   ARTICLE I
                                  DEFINITIONS

         Section 1.1.     Definitions . . . . . . . . . . . . . . . . . .    2

                                  ARTICLE II
                           RESTRICTIONS ON TRANSFERS

         Section 2.1.     Transfers in Accordance with this Agreement . .    6
         Section 2.2.     Agreement to be Bound . . . . . . . . . . . . .    6
         Section 2.3.     Legend  . . . . . . . . . . . . . . . . . . . .    6
         Section 2.4.     Transfers to Permitted Transferees and the
                            Company . . . . . . . . . . . . . . . . . . .    6
         Section 2.5.     No Transfer Period; Rights of First Offer . . .    7
         Section 2.6.     Tag Along Right . . . . . . . . . . . . . . . .    8
         Section 2.7.     Bring Along Right . . . . . . . . . . . . . . .    9
         Section 2.8.     Registration Rights . . . . . . . . . . . . . .   10

                                  ARTICLE III
                                    CLOSING

         Section 3.1.     Closing . . . . . . . . . . . . . . . . . . . .   10
         Section 3.2.     Deliveries at Closing; Method of Payment
                            of Purchase Price . . . . . . . . . . . . . .   10

                                  ARTICLE IV
                       ADDITIONAL RIGHTS AND OBLIGATIONS
                        OF STOCKHOLDERS AND THE COMPANY

         Section 4.1.     Preemptive Rights . . . . . . . . . . . . . . .   11
         Section 4.2.     Future Services . . . . . . . . . . . . . . . .   11
         Section 4.3.     Regulatory Event  . . . . . . . . . . . . . . .   12
         Section 4.4.     Regulatory Compliance . . . . . . . . . . . . .   12
         Section 4.5.     Standstill Agreement  . . . . . . . . . . . . .   13
         Section 4.6.     Certain Other Agreements  . . . . . . . . . . .   13

                                   ARTICLE V
                           CERTAIN VOTING AGREEMENTS

         Section 5.1.     Board of Directors of the Company . . . . . . .   13
         Section 5.2.     Charter Documents . . . . . . . . . . . . . . .   15
         Section 5.3.     Consent to an Initial Public Offering;
                            Required IPO  . . . . . . . . . . . . . . . .   15

                                  ARTICLE VI
                                  TERMINATION

         Section 6.1.     Termination . . . . . . . . . . . . . . . . . .   15


                                       2

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                                  ARTICLE VII
                                 MISCELLANEOUS

         Section 7.1.     No Inconsistent Agreements  . . . . . . . . . .   16
         Section 7.2.     Recapitalization, Exchanges, etc  . . . . . . .   16
         Section 7.3.     Successors and Assigns  . . . . . . . . . . . .   16
         Section 7.4.     No Waivers, Amendments  . . . . . . . . . . . .   16
         Section 7.5.     Notices . . . . . . . . . . . . . . . . . . . .   16
         Section 7.6.     Inspection  . . . . . . . . . . . . . . . . . .   17
         SECTION 7.7.     GOVERNING LAW . . . . . . . . . . . . . . . . .   17
         Section 7.8.     Section Headings  . . . . . . . . . . . . . . .   17
         Section 7.9.     Entire Agreement  . . . . . . . . . . . . . . .   17
         Section 7.10.    Severability  . . . . . . . . . . . . . . . . .   17
         Section 7.11.    Counterparts  . . . . . . . . . . . . . . . . .   17
         Section 7.12.    Option Plan . . . . . . . . . . . . . . . . . .   18


Exhibit A        Bylaws
Exhibit B        Certificate of Incorporation
Exhibit C        Registration Rights
Exhibit D        Form of Agreement to be Bound
Exhibit E        1997 Option Plan for Key Employees of L-3
                 Communications Holdings, Inc.

                                       3

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                            STOCKHOLDERS AGREEMENT


          STOCKHOLDERS AGREEMENT dated as of April 30, 1997 among L-3 Communications Holdings, Inc., a Delaware corporation (the "Company"), Lockheed Martin Corporation, a Maryland corporation ("Lockheed Martin"), Lehman Brothers Capital Partners III, L.P., a Delaware limited partnership ("Lehman"), Lehman Brothers Holders Inc., a Delaware corporation and the general partner of Lehman ("LBHI"), Frank C. Lanza ("Lanza") and Robert V. LaPenta ("LaPenta" and, together with Lanza, the "Management Investors"). Each of the parties to this Agreement (other than the Company) and any other Person (as hereinafter defined) who or which shall become a party to or agree to be bound by the terms of this Agreement after the date hereof is sometimes hereinafter referred to as a "Stockholder."


                                  WITNESSETH

          WHEREAS, this Agreement shall become effective (the "Effective Date") on the date of, and simultaneously with, the Closing under the Subscription Agreements (as hereinafter defined);

          WHEREAS, as of the Effective Date, the Company will have an authorized capital stock consisting of 25,000,000 shares of Class A common stock, par value $0.01 per share (the "Class A Common Stock"), 3,000,000 shares of Class B common stock, par value $0.01 per share (the "Class B Common Stock") and 3,000,000 shares of Class C common stock, par value $0.01 per share (the "Class C Common Stock") and, together with the Class A Common Stock, the "Common Stock").

          WHEREAS, the Company, Lockheed Martin, Lehman and the Management Investors have entered into a Transaction Agreement dated as of March 28, 1997 (the "Transaction Agreement") pursuant to which, among other things, the Company has agreed, subject to the terms and conditions thereof, to purchase certain assets and assume certain related liabilities of Lockheed Martin;

          WHEREAS, in connection with the consummation of the transactions pursuant to the Transaction Agreement, each of Lockheed Martin, Lehman and LBHI has entered into a Common Stock Subscription Agreement with the Company dated as of the date of this Agreement pursuant to which each such Stockholder has agreed, subject to the terms and conditions thereof, to purchase shares of Class A Common Stock;

          WHEREAS, in connection with the consummation of the transactions pursuant to the Transaction Agreement, each of the Management Investors has entered into a Common Stock Subscription Agreement with the Company dated as of the date of this Agreement (such Common Stock Subscription Agreements, together with the Common Stock Subscription Agreements referred to in the preceding recital, the "Subscription Agreements") pursuant to which each such Management Investor has agreed, subject to the terms and conditions thereof, to purchase shares of Class B Common Stock; and

          WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the Shares (as hereinafter defined) and to provide for certain rights and obligations and other agreements in respect of the Shares, all as hereinafter provided.

                                       4

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          NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

          Section 1.1. Definitions. As used in this Agreement, the following terms have the following meanings:

          "Acquisition Transaction" shall have the meaning set forth in
Section 4.6.

          "Adverse Clearance Status" shall have the meaning set forth in Section 4.3.

          "Affiliate", as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities, by contract or otherwise. Notwithstanding the foregoing, for purposes of this Agreement, Lockheed Martin shall not be considered an Affiliate of Lehman or of either of the Management Investors and the employee benefit plans of Lockheed Martin and its Subsidiaries shall not be considered Affiliates of Lockheed Martin.

          "Board of Directors" shall mean the Board of Directors of the Company.

          "Business" shall have the meaning set forth in the Transaction Agreement.

          "Buyer's Notice" shall have the meaning set forth in Section
2.5(c).

          "Buyout Notice" shall have the meaning set forth in Section 2.7.

          "Bylaws" shall mean the Bylaws of the Company, in the form of Exhibit A, as amended from time to time, consistent with the terms hereof.

          "Certificate of Incorporation" shall mean the Amended and Restated Certificate of Incorporation of the Company, in the form of Exhibit B, as amended from time to time, consistent with the terms hereof.

          "Charter Documents" shall have the meaning set forth in Section
5.2(a).

          "Class A Common Stock" shall have the meaning set forth in the recitals of this Agreement.

          "Class B Common Stock" shall have the meaning set forth in the recitals of this Agreement.

                                       5

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          "Class C Common Stock" shall have the meaning set forth in the recitals of this Agreement.

          "Common Stock" shall have the meaning set forth in the recitals of this Agreement.

          "Company" shall have the meaning set forth in the preamble of this Agreement.

          "Effective Date" shall have the meaning set forth in the recitals of this Agreement.

          "FOCI" shall have the meaning set forth in Section 4.3.

          "Initial Public Offering" shall mean the initial Public Offering (other than pursuant to a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of the Company).

          "Lanza" shall have the meaning set forth in the preamble of this Agreement.

          "LaPenta" shall have the meaning set forth in the preamble of this Agreement.

          "Lehman" shall have the meaning set forth in the preamble of this Agreement.

          "LBHI" shall have the meaning set forth in the preamble of this Agreement.

          "Lehman Nominees" shall have the meaning set forth in Section
5.1(a).

          "Lockheed Martin" shall have the meaning set forth in the preamble of this Agreement.

          "Lockheed Martin Nominees" shall have the meaning set forth in
Section 5.1(a).

          "Management Investors" shall have the meaning set forth in the preamble of this Agreement.

          "Offer Price" shall have the meaning set forth in Section 2.5(b).

          "Offered Shares" shall have the meaning set forth in Section
2.5(b).

          "Option Plan" shall mean the 1997 Option Plan for Key Employees of L-3 Communications Holdings, Inc., in the form of Exhibit E hereto.

          "Payment in Full of the Preference Amount" shall have the meaning given such term in the Certificate of Incorporation.

          "Permitted Transferee" shall mean:

                                       6

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          (i) in the case of Lehman or LBHI and Permitted Transferees of Lehman and LBHI, (A) LBHI or Lehman, as the case may be, or any controlled Affiliate (other than an individual) of LBHI, (B) any general or limited partner, director, officer or employee of Lehman, LBHI or any controlled Affiliate (other than an individual) of LBHI, (C) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any of the individuals referred to in clause (B), (D) any trust, the beneficiaries of which include only (1) Lehman, (2) Permitted Transferees referred to in clauses (A), (B) and (C) and (3) spouses and lineal descendants of Permitted Transferees referred to in clause (B) and (E) a corporation or partnership, a majority of the equity of which is owned and controlled by Lehman and/or Permitted Transferees referred to in clauses
     (A), (B), (C) and (D);

         (ii) in the case of Lockheed Martin and Permitted Transferees of Lockheed Martin, any controlled Affiliate of Lockheed Martin; and

        (iii) in the case of each Management Investor and Permitted Transferees of such Management Investor, his or her spouse or any of his or her lineal descendants or legatees or a testamentary trust for such legatees, or a trust or individual retirement account, the beneficiaries of which or a corporation or partnership the stockholders or partners of which include only such Stockholder, his or her spouse and his or her lineal descendants or a corporation or partnership wholly owned by them;

     provided, that any such Permitted Transferee referred to in clauses
     (i)(iii) agrees in writing to be bound by the terms of this Agreement in accordance with Section 2.2.

          "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, limited liability company, unincorporated association, joint venture or other entity of whatever nature.

          "Proposed Transferee" shall have the meaning set forth in Section
2.6.

          "Public Offering" shall mean any underwritten public offering of equity securities of the Company pursuant to an effective registration statement under the Securities Act.

          "Put" shall have the meaning set forth in Section 4.3.

          "Reduced Transfer Price" shall have the meaning set forth in
Section 2.5(d).

          "Reduced Transfer Price Notice" shall have the meaning set forth in
Section 2.5(d).

          "Regulatory Event Notice" shall have the meaning set forth in
Section 4.3.

          "Regulatory Portion" shall have the meaning set forth in Section
4.3.

          "Restriction Lapse" shall have the meaning given such term in the Certificate of Incorporation.

                                       7

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          "Second Reduction Transfer Price" shall have the meaning set forth in
Section 2.5(e).

          "Second Reduction Transfer Price Notice" shall have the meaning set forth in Section 2.5(e).

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Seller" shall have the meaning set forth in Section 2.5(b).

          "Seller's Notice" shall have the meaning set forth in Section
2.5(b).

          "Share Equivalents" shall mean securities of any kind issued by the Company convertible into or exchangeable for Shares or options, warrants or other rights to purchase or subscribe for Shares or securities convertible into or exchangeable for Shares.

          "Shares" shall mean, with respect to any Stockholder, shares of Common Stock, whether now owned or hereafter acquired (including upon exercise of options, preemptive rights or otherwise), held by such Stockholder.

          "Shares Subject to Forfeiture" shall have the meaning given such term in the Certificate of Incorporation.

          "Stockholder" shall have the meaning set forth in the preamble of this Agreement.

          "Subscription Agreements" shall have the meaning set forth in the recitals of this Agreement.

          "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which a majority of the capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar function at the time directly or indirectly owned by such Person.

          "Third Party" shall mean any prospective Transferee of Shares (other than the Company) that is not a Permitted Transferee of the Stockholder proposing the Transfer of such Shares to such prospective Transferee.

          "Transaction Agreement" shall have the meaning set forth in the recitals of this Agreement.

          "Transfer" shall have the meaning set forth in Section 2.1.

          "Transfer Closing Date" shall have the meaning set forth in Section
3.1.

          "Transferee" shall mean any Person who or which acquires Shares from a Stockholder or a Transferee (including Permitted Transferees) of a Stockholder subject to this Agreement.

                                       8

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                                  ARTICLE II
                           RESTRICTIONS ON TRANSFERS

          Section 2.1. Transfers in Accordance with this Agreement. No Stockholder shall, directly or indirectly, transfer, sell, assign, pledge, hypothecate, encumber, or otherwise dispose of all or any portion of any Shares or any economic interest therein (including without limitation by means of any participation or swap transaction) (each, a "Transfer") to any Person, except in compliance with the Securities Act, applicable state and foreign securities laws and this Agreement. No Stockholder shall Transfer any Shares if the consummation of such Transfer may result in the Company becoming subject to FOCI or Adverse Clearance Status. Any attempt to Transfer any Shares in violation of the terms of this Agreement shall be null and void, and neither the Company, nor any transfer agent shall register upon its books any Transfer of Shares by a Stockholder to any Person except a Transfer in accordance with this Agreement.

          Section 2.2. Agreement to be Bound. No Transfer of Shares (other than Transfers (i) in the Initial Public Offering, if any, or (ii) to the Company) shall be effective unless (i) the certificates representing such Shares issued to the Transferee shall bear the legend provided in Section 2.3 and (ii) the Transferee, if not already a party hereto, shall have executed and delivered to each other party hereto, as a condition precedent to such Transfer, an instrument or instruments substantially in the form of Exhibit D or otherwise reasonably satisfactory to such parties confirming that the Transferee agrees to be bound by the terms of this Agreement with respect to the Shares so Transferred to the same extent applicable to the Transferor thereof.

          Section 2.3. Legend. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each Stockholder hereby agrees that each certificate representing Shares issued to any Stockholder, or any certificate issued in exchange for any similarly legended certificate, shall bear a legend reading substantially as follows:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF APRIL 30, 1997, COPIES OF WHICH MAY BE OBTAINED FROM L-3 COMMUNICATIONS HOLDINGS, INC. (THE "COMPANY"). NO TRANSFER OF SUCH SHARES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF SUCH AGREEMENT.

          Section 2.4. Transfers to Permitted Transferees and the Company. (a) None of the restrictions contained in this Agreement with respect to Transfers of Shares (other than Sections 2.2, 2.3 and 2.4(b)) shall apply to any Transfer of Shares by any Stockholder (i) to a Permitted Transferee of such Stockholder or (ii) to the Company.

          (b) Each Permitted Transferee of any Stockholder shall, and such Stockholder shall cause such Permitted Transferee to, transfer back to such

                                       9

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Stockholder any Shares it owns prior to such Permitted Transferee ceasing to be a Permitted Transferee of such Stockholder.

          Section 2.5. No Transfer Period; Rights of First Offer. (a) The Stockholders may not Transfer Shares prior to the first anniversary of the Effective Date, except for Transfers referred to in Section 2.4. Commencing on the first anniversary of the Effective Date, with the exception of Transfers in accordance with Section 2.4, each Stockholder may Transfer Shares only following compliance and in accordance with the provisions of this Section 2.5 and, as applicable, Sections 2.6 or 2.7.

          (b) Any Stockholder desiring to Transfer Shares to any Third Party (such Stockholder, in such capacity, a "Seller") shall give written notice (a "Seller's Notice") to the other Stockholders and to the Company (i) stating that such Seller desires to make such Transfer and (ii) setting forth the number of Shares proposed to be Transferred (the "Offered Shares") and the cash price per share that such Seller proposes to be paid for such Offered Shares (the "Offer Price") and, to the extent then known, the other terms and conditions of such Transfer, including the identity of any proposed transferee. Each Seller's Notice shall constitute an irrevocable offer by the Seller to the other Stockholders and to the Company of the Offered Shares at the Offer Price in cash and in accordance with the terms of this Agreement.

          (c) Within 60 days after receipt of a Seller's Notice, each other Stockholder may elect to purchase, on a pro rata basis based upon the total number of outstanding Shares then held by such other Stockholders (provided that any Offered Shares thereby offered to any other Stockholder that does not elect to purchase such Offered Shares shall be reallocated (on a pro rata basis based on the total number of Offered Shares each other Stockholder elected to purchase) among the remaining other Stockholders who have elected to exercise their option to purchase Offered Shares) all (but not less than all) of the Offered Shares allocated to it at the Offer Price in cash. The Company may elect, within 10 days following the expiration of such 60-day period, to purchase at the Offer Price in cash all (but not less than all) of the Offered Shares as to which no election to purchase is made by the other Stockholders within such 60-day period. The election to purchase such Offered Shares shall be exercisable by delivery of a notice (a "Buyer's Notice") to the Seller, with a copy to the Company (where the Company is not the electing party), stating
(i) that such electing party elects to purchase such Offered Shares at the Offer Price in cash, (ii) that such election is irrevocable and (iii) the source of financing for such purchase, which financing shall not be subject to any material contingencies. Delivery of a Buyer's Notice shall constitute a contract among the Seller and the electing party that has delivered such Buyer's Notice for the sale and purchase of the Offered Shares at the Offer Price in cash and upon the other applicable terms and conditions set forth in the Seller's Notice.

          (d) If the other Stockholders and the Company fail to elect to purchase all of the Offered Shares within the time periods specified in Section 2.5(c), then the Seller may, within a period of 90 days following the expiration of such time periods specified in Section 2.5(c), complete the Transfer of all or any of the Offered Shares not purchased by the other Stockholders or the Company to one or more Third Parties at a price per share not less than 95% of the Offer Price; provided that if the purchase price per share (the "Reduced Transfer Price") proposed to be paid by any such Third Party for Offered Shares is less than 95% of the Offer Price, the Seller shall promptly provide written notice (the "Reduced Transfer Price Notice") to the other Stockholders and the Company of such intended Transfer (including the material terms and conditions thereof) and the other Stockholders and the Company shall have the right, exercisable by delivery of a written election notice to the Seller within 30 days of receipt of such notice, to purchase such Offered Shares at the Reduced Transfer Price and otherwise substantially in accordance with the terms and conditions of the intended Transfer to such Third Party, following which 30-day period, if no such election is made, Section 2.5(e) shall apply.

          (e) If the other Stockholders and the Company fail to elect to purchase all of the Offered Shares at the Reduced Transfer Price in cash within the 30-day period specified in Section 2.5(d), then the Seller may, within a period of 90 days following the expiration of such 30-day period, complete the Transfer of all or any of the Offered Shares to one or more Third Parties at a price per share not less than 95% of the Reduced Transfer Price; provided that if the purchase price per share (the "Second Reduced Transfer Price") proposed to be paid by any such Third Party for Offered Shares is less than 95% of the Reduced Transfer Price, the Seller shall promptly provide written notice (the "Second Transfer Price Notice") to the other Stockholders and the Company of such intended Transfer (including the material terms and conditions thereof) and the other Stockholders and the Company shall have the right, exercisable by delivery of a written election notice to the Seller within 30 days of receipt of such notice, to purchase such Offered Shares at the Second Reduced Transfer Price and otherwise substantially in accordance with the terms and conditions of the intended Transfer to such Third Party.

          (f) If the other Stockholders and the Company fail to elect to purchase all of the Offered Shares at the Offer Price (or, if applicable, the Reduced Transfer Price or Second Reduced Transfer Price) in cash and the Seller shall not have Transferred the Offered Shares to any Transferee prior to the expiration of the 90-day period specified in Section 2.5(e), the rights of first offer under this Section 2.5 shall again apply in connection with any subsequent Transfer or offer to Transfer shares of Common Stock by such Sellers.

          Section 2.6. Tag Along Right. (a) If at any time on or after the first anniversary of the Effective Date and prior to the consummation of an Initial Public Offering, Lehman and/or LBHI (and/or their Permitted Transferees) proposes to Transfer Shares to any Person (other than a Permitted Transferee) (each, a "Proposed Transferee") in any transaction or series of related transactions and as a result of such Transfer, Lehman and LBHI (with their Permitted Transferees) would no longer own at least 35% of the issued and outstanding Common Stock, then Lehman shall send written notice to each Management Investor and Lockheed Martin which shall state (i) that Lehman and/or LBHI and/or their Permitted Transferees desires to make such a Transfer,
(ii) the identity of the Proposed Transferee and the number of Shares proposed to be sold or otherwise transferred, (iii) the proposed purchase price per Share to be paid and the other terms and conditions of such Transfer and (iv) the projected closing date of such Transfer, which in no event shall be prior to 30 days after the giving of such written notice to each Management Investor and Lockheed Martin.

          (b) For a period of 30 days after the giving of the notice pursuant to clause (a) above, each Management Investor and Lockheed Martin shall have the right to sell to the Proposed Transferees in such Transfer at

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

the same price and upon the same terms and conditions as Lehman, LBHI (and/or their Permitted Transferees) that percentage of the total number of Shares held by such Management Investor or Lockheed Martin, as the case may be, equal to the percentage of the total number of Shares then held by Lehman, LBHI and their Permitted Transferees proposed to be Transferred to such Proposed Transferee; provided that neither Management Investor shall have the right to sell any of its Shares Subject to Forfeiture pursuant to this Section 2.6(b) if the price per share to be obtained by Lehman in such Transfer is less than $6.47.

          (c) The rights of each Management Investor and Lockheed Martin under
Section 2.6(b) shall be exercisable by delivering written notice thereof, prior to the expiration of the 30-day period referred to in clause (b) above, to Lehman with a copy to the Company; provided that Lockheed Martin shall not be entitled to exercise any rights under this Section 2.6 if neither of the Management Investors exercises his rights under this Section 2.6. The failure of such Management Investor or Lockheed Martin to respond within such period to Lehman shall be deemed to be a waiver of rights under this Section 2.6.

          (d) In the event that any Management Investor or Lockheed Martin exercises rights under Section 2.6(b) and following such exercise there is a change in the price or terms of the proposed transaction between Lehman and the Proposed Transferee, then Lehman shall promptly notify such Management Investor and Lockheed Martin of the revised price or terms and such Management Investor or Lockheed Martin, as the case may be, shall have the right to exercise its rights under Section 2.6(b) by notice to Lehman within two business days of receipt of the notice from Lehman. The failure of such Management Investor or Lockheed Martin to respond within such two-day period to Lehman shall be deemed to be a waiver of his or its rights under this Section 2.6.

          (e) For purposes of determining the number of Shares a Management Investor may Transfer pursuant to this Section 2.6, such Management Investor shall be deemed to hold the shares of Common Stock issuable upon exercise of any outstanding options to purchase Common Stock he holds so long as (i) such options have vested and (ii) the exercise price of such options is below the proposed price to be paid by the Proposed Transferee in the Transfer to which such determination relates.

          Section 2.7. Bring Along Right. (a) If at any time on or after the first anniversary of the Effective Date and prior to the consummation of an Initial Public Offering, Lehman and/or LBHI (and/or their Permitted Transferees) proposes to sell Shares to a Third Party other than an Affiliate in any bona fide arm's-length transaction or series of related transactions and as a result of such sale Lehman and LBHI with their Permitted Transferees would cease to own at least 35% of the issued and outstanding Common Stock, then Lehman shall have the right to deliver a written notice (a "Buyout Notice") to each Management Investor (with a copy to Lockheed Martin) which shall state (i) that Lehman proposes to effect such transaction, (ii) the identity of the Third Party, the number of Shares to be sold and the proposed purchase price per Share to be paid and any other terms and conditions, and (iii) the projected closing date of such sale. Each such Management Investor agrees that, upon receipt of a Buyout Notice, each such Management Investor (and his Permitted Transferees) shall be obligated to sell in such transaction that percentage of the total number of Shares held by such Management Investor (determined on the basis set forth in Section 2.6(e)) equal to the percentage of the total number of Shares then held by Lehman and LBHI and their Permitted Transferees to be sold in such transaction upon the terms and conditions of such transaction (and otherwise take all necessary action to cause consummation of the proposed transaction; provided, however, that each such Management Investor shall only be obligated as provided above in this Section 2.7 if each such Management Investor receives the same per Share consideration as Lehman and LBHI (and/or their Permitted Transferees); and provided further that in no event shall any Management Investor be required to make any representations or provide any indemnities other than on a proportionate basis and other than with respect to matters relating solely to Lehman and LBHI (and/or its Permitted Transferees), such as representations as to title to Shares to be transferred by Lehman and LBHI or their Permitted Transferees.

          (b) At any time that Lehman exercises its rights under this Section 2.7, Lockheed Martin shall have the right, but not the obligation, to sell in the transaction specified in the Buyout Notice at the same price and upon the same terms and conditions as Lehman and/or LBHI (and/or their Permitted Transferees) and the Management Investors that percentage of the total number of Shares held by Lockheed Martin equal to the percentage of the total number of Shares then held by Lehman and LBHI and their Permitted Transferees to be sold in such transaction. The rights of Lockheed Martin under this Section 2.7(b) shall be exercisable by delivering written notice thereof at least 10 days prior to the proposed closing date of such transaction.

          Section 2.8. Registration Rights. The Company hereby grants to each Stockholder the registration and other rights set forth in, and each Stockholder agrees to comply with the terms and conditions contained in, Exhibit C.


                                  ARTICLE III
                                    CLOSING

          Section 3.1. Closing. Any Stockholders acquiring or Transferring any Shares pursuant to Section 2.5 shall mutually determine a closing date (the "Transfer Closing Date") which, subject to any applicable regulatory waiting periods, shall not be more than 60 days after the last notice is given with respect to such Transfer pursuant to Section 2.5 or after the expiration of the last notice period pursuant to Section 2.5 applicable to such Transfer. The closing shall be held at 10:00 a.m., local time, on the Transfer Closing Date at the principal office of the Company, or at such other time and/or place as the parties may mutually agree.

          Section 3.2. Deliveries at Closing; Method of Payment of Purchase Price. On the Transfer Closing Date, each selling Stockholder shall deliver (i) certificates representing the Shares being sold, free and clear of any lien, claim or encumbrance, and (ii) such other documents, including evidence of ownership and authority, as the Transferees may reasonably request. The purchase price shall be paid by wire transfer of immediately available funds no later than 2:00 p.m. on the Transfer Closing Date.

                                  ARTICLE IV
                       ADDITIONAL RIGHTS AND OBLIGATIONS
                        OF STOCKHOLDERS AND THE COMPANY

          Section 4.1. Preemptive Rights. If the Company shall (other than in connection with the issuance of Shares or Share Equivalents (i) to employees, officers and directors of or any of its direct or indirect subsidiaries with respect to any employee benefit plan, incentive award program or other compensation arrangement approved by the affirmative vote of a majority of the outstanding shares and (ii) as all or a portion of the consideration for the purchase of capital stock or assets of another Person) (A) issue any Shares,
(B) issue any Share Equivalents or (C) enter into any contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any Shares or Share Equivalents (in each case other than in connection with the Initial Public Offering), each Stockholder shall have the right to purchase that number of Shares (or Share Equivalents, as the case may be) at the same purchase price as the price for the additional Shares (or Share Equivalents) to be issued so that, after the issuance all of such Shares (or Share Equivalents), together with all Shares (or Share Equivalents) to be issued pursuant to this Section 4.1 in connection therewith, the Stockholder would, in the aggregate, hold the same proportional interest of the outstanding Shares (assuming, in the case of an issuance of Share Equivalents, the conversion, exercise or exchange thereof) as was held by such Stockholder prior to the issuance of such additional Shares (or Share Equivalents).

          Section 4.2. Future Services. The Company agrees that Lehman Brothers Inc. ("Lehman Brothers") shall have the right, but not the obligation, which right shall be exercisable in Lehman Brothers' sole discretion, to provide investment banking services to the Company on an exclusive basis for a period of five years from the Effective Date (the "Exclusivity Period"); provided that as to acquisitions undertaken by the Company for cash, the Exclusivity Period shall be the three year period after the Effective Date. Such services may include arranging senior and subordinated debt financing for the Company, underwriting on a sole managed basis or acting as the sole initial purchaser or placement agent for the Company's or its affiliates' debt and/or equity securities, acting as the exclusive financial advisor to the Company with respect to any mergers, acquisitions or divestitures for which the services of an investment banking firm are utilized and providing other financial advisory services on an exclusive basis. In the event that Lehman Brothers agrees to provide any investment banking services to the Company, Lehman Brothers shall be paid fees to be mutually agreed upon based on fees which are competitive based upon similar transactions and practices in the investment banking industry. The Company acknowledges that Lehman Brothers may determine in its sole discretion for any reason (including, without limitation, the results of its due diligence investigation, a material change in the Company's financial condition, business, management, prospects or value, the lack of appropriate internal Lehman Brothers' committee approvals or then current market conditions) not to provide such investment banking services to the Company. In the event that Lehman Brothers elects not to provide such services to the Company with respect to any particular transaction, nothing contained herein shall be deemed to prevent the Company from utilizing the services of another investment banking firm for such transaction or to require the Company to pay a fee to Lehman Brothers with respect to such transaction, but such retention of another investment banking firm shall be without prejudice to Lehman Brothers' rights hereunder with respect to subsequent transactions.

          Section 4.3. Regulatory Event. If (a) the Company receives notification from a representative of the Department of Defense or any other U.S. government department, agency or authority that the ownership of Shares by Lehman and/or LBHI or the terms and provisions of this Agreement or the Charter Documents (i) causes the Company to be under impermissible foreign ownership, control or influence ("FOCI") within the meaning of Section 721 of Title VII of the Defense Production Act of 1950, as amended by Section 5021 of the Omnibus Trade and Competitiveness Act of 1988, or (ii) materially adversely affects the ability of the Company to maintain or obtain Department of Defense or other U.S. government department, agency or authority security clearance of the level held by the Business and their employees on the Effective Date or which are necessary or desirable for the Company to perform and to bid competitively on U.S. government contracts and to participate in joint ventures formed to bid on or perform U.S. government contracts of the type the Business is eligible to bid on or participate in, respectively, on the Effective Date (any of the matters described in this clause (ii) being referred to as "Adverse Clearance Status"), and such FOCI or Adverse Clearance Status is not a result of a change in (A) the ownership of Lehman or LBHI from the ownership thereof as it exists as of the Effective Date or (B) applicable law, regulations and decrees as in effect as of the Effective Date, Lehman and/or LBHI may, within 60 days of becoming aware of such notification, upon delivery of a written notice (a "Regulatory Event Notice") to the Company, require the Company (i) to repurchase (the "Put") such portion of the Shares then held by Lehman and/or LBHI required to eliminate such FOCI or Adverse Clearance Status (the "Regulatory Portion") for an amount in cash equal to the fair market value of the shares subject to the Put as determined by an investment bank of national reputation which is mutually acceptable to the Company (as determined by the Board of Directors of the Company without the participation by any directors designated by Lehman pursuant to this Agreement) and Lehman or (ii) to commence a Public Offering which shall include the registration and offering of the Regulatory Portion in accordance with the registration procedures contained in Exhibit C; provided, that prior to delivery of any Regulatory Event Notice Lehman and/or LBHI shall have complied with Section 4.4; and provided further, that the Company shall not be required to take any action under this Section
4.3 that it is prohibited from taking under the terms of any of its financing agreements or under applicable law.

          Section 4.4. Regulatory Compliance. (a) If any of the circumstances described in Section 4.3 occur and would (x) cause the Company to be under FOCI or (y) result in Adverse Clearance Status and such FOCI and Adverse Clearance Status, if any, may be eliminated to the complete satisfaction of all applicable U.S. government departments, agencies or authorities solely by the adoption by Lehman or LBHI or the Board of Directors of the Company of governance procedures or board resolutions insulating the Company from impermissible control or influence of any foreign entity in accordance with the National Industrial Security Program Operating Manual (DOD 5220.22M), then Lehman or LBHI or the Board of Directors of the Company, shall adopt such procedures or board resolutions, provided that such procedures and/or board resolutions do not contravene and are consistent with applicable law and do not materially and adversely affect the governance and other rights (whether exercised directly or in accordance with such procedures) of Lehman or LBHI contained in this Agreement and the Charter Documents and any other agreements or documents relating thereto.

          (b) If such FOCI and Adverse Clearance Status, if any, are not eliminated following compliance with paragraph (a) above, and such FOCI and

Adverse Clearance Status, if any, may be eliminated by a Transfer of Shares held by Lehman or LBHI to an Affiliate, Lehman or LBHI, as the case may be, shall use its reasonable efforts to effectuate such Transfer, provided that any such Transfer shall not contravene, and is made in compliance with, Lehman's and/or LBHI's customary business practices.

          (c) If there is a change in the ownership of Lehman from the ownership thereof as it exists as of the Effective Date and such change in ownership causes the Company to be under impermissible FOCI or otherwise results in an Adverse Clearance Status, and such FOCI or Adverse Clearance Status, as the case may be, cannot be eliminated through the procedures contemplated by Section 4.4(a) or Section 4.4(b), the Company shall have the option, exercisable within 30 days after it concludes that the measures contemplated by Section 4.4(a) and Section 4.4(b) are not sufficient to eliminate the FOCI or Adverse Clearance Status, to purchase (the "Call") the Regulatory Portion of the Shares then held by Lehman and/or LBHI for an amount in cash equal to the fair market value of the Shares subject to the Call as determined by an investment bank of national reputation which is mutually acceptable to the Company (as determined by the Board of Directors of the Company without the participation by any directors designated by Lehman pursuant to this Agreement) and Lehman.

          Section 4.5. Standstill Agreement. Lockheed Martin agrees that it will not, and it will cause its Permitted Transferees not to, directly or indirectly (through Affiliates or otherwise), acquire any shares of Common Stock if immediately following such acquisition of shares of Common Stock, Lockheed Martin and its Affiliates would own more than 34.9% of the outstanding shares of Common Stock; provided that this Section 4.5 shall not limit any of Lockheed Martin's rights under Section 2.5 or Section 4.1 of this Agreement.

               Section 4.6. Certain Other Agreements. If at any time prior to Payment in Full of the Preference Amount a merger or other similar transaction is consummated pursuant to which 90% or more of the outstanding equity interests in the Company are acquired by a Person other than an Affiliate of Lehman at a price per share which is less than $6.47 (an "Acquisition Transaction"), then each of the Stockholders agrees to enter into such other agreements or other arrangements as may be required in order that the proceeds to the Stockholders from such Acquisition Transaction are distributed as among the holders of each class of Common Stock in a manner comparable to the manner in which such proceeds would be distributed in a distribution of assets of the Company in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company in accordance with the terms of the Certificate of Incorporation.

                                   ARTICLE V
                           CERTAIN VOTING AGREEMENTS

          Section 5.1. Board of Directors of the Company. (a) The Company's Board of Directors shall be initially composed of eleven members. Lehman shall be entitled, but not required, to designate six members (the "Lehman Nominees") of the Board of Directors. Lockheed Martin shall be entitled, but not required, to designate three members (the "Lockheed Martin Nominees") of the Board of Directors. In addition, each of Lanza and LaPenta shall be entitled, but not required, to designate themselves as members of the Board of Directors for so long as they are employees of the Company or any of its Subsidiaries (the "Lanza Nominee" and "LaPenta Nominee", respectively).

          (b) (i) Each of the Stockholders agrees to vote all of the Shares of Class A Common Stock owned or held of record by such Stockholder at any regular or special meeting of the stockholders of the Company called for the purpose of filling positions on the Board of Directors, or in any written consent executed in lieu of such a meeting of stockholders, and agrees to take all actions otherwise necessary, to ensure the election to the Board of Directors of the Lehman Nominees, the Lockheed Martin Nominees, the Lanza Nominee and the LaPenta Nominee in accordance with the terms hereof.

          (ii) Each of the Company and each Stockholder hereby agrees to use its or his best efforts to call, or cause the appropriate officers and directors of the Company to call, a special meeting of stockholders of the Company and to vote all of the Shares of Class A Common Stock owned or held of record by such Stockholder for, or to take all actions by written consent in lieu of any such meeting necessary to cause, the removal (with or without cause) of (i) any Lehman Nominee if Lehman requests such director's removal for any reason and (ii) any Lockheed Martin Nominee if Lockheed Martin requests such director's removal for any reason. Lehman and Lockheed Martin shall have the right to designate a new nominee in the event any Lehman Nominee or Lockheed Martin Nominee, respectively, shall be so removed or shall vacate his or her directorship for any reason.

          (c) Except as provided in Section 5.1(b)(ii) hereof, each Stockholder hereby agrees that, at any time that it or he is then entitled to vote for the election or removal of directors, it will not vote in favor of the removal of any Lehman Nominee, Lockheed Martin Nominee, Lanza Nominee or LaPenta Nominee, unless such removal shall be for Cause. For the purposes of this Section 5.1(c), "Cause" shall mean (i) as to any Lehman Nominee or Lockheed Martin Nominee, the gross neglect of or willful and continuing refusal to substantially perform his duties as a director, the willful engaging by a director in conduct which is demonstrably and materially injurious to the Company or the director's conviction of any crime constituting a felony and
(ii) as to any Management Investor, gross neglect of or willful and continuing refusal to substantially perform his duties as a director or employee, any breach of the restrictive covenants contained in such Management Investor's employment agreement with the Company or any of its Subsidiaries, willful engaging in conduct which is demonstrably injurious to the Company or the Company's subsidiaries or affiliates or conviction or plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude.

          (d) The number of directors which Lehman and Lockheed Martin have the right to designate pursuant to Section 5.1(a) shall be reduced from time to time to take into account any reduction in Lehman's and Lockheed Martin's (in either case, together with its Permitted Transferees) ownership level in the issued and outstanding shares of Common Stock so that the percentage of the total number of directors designated by each such party corresponds as nearly as practicable to the percentage ownership of such party (with its Permitted Transferees) of the issued and outstanding shares of Common Stock; provided that so long as Lehman (with its Permitted Transferees) continues to own at least 35% of the issued and outstanding Common Stock, the directors designated by Lehman pursuant to Section 5.1(a) shall constitute a majority of the Board of Directors so long as Lehman (with its Permitted Transferees) continues to represent the largest single stockholder of the Company. The

Stockholders' obligations under Section 5.1(b) and (c) shall remain in effect with respect to the Lehman Nominees and Lockheed Martin Nominees, as reduced pursuant to the preceding sentence.

          (e) The rights of Lehman, Lockheed Martin, Lanza and LaPenta to designate Board members under Section 5.1(a) shall not be assignable (including to any Transferee of Shares).

          Section 5.2. Charter Documents. (a) Exhibits A and B set forth copies of the Certificate of Incorporation and By-laws of the Company, each in the form in which it is to be in effect on the Effective Date (the "Charter Documents").

          (b) The Company covenants and agrees that it will act in accordance with the Charter Documents. Each Stockholder covenants and agrees that it will vote all the Shares owned or held of record by such Stockholder at any regular or special meeting of stockholders of the Company or in any written consent executed in lieu of such a meeting of stockholders, and shall take all action necessary, to ensure that the Charter Documents do not, at any time, conflict with the provisions of this Agreement.

          Section 5.3. Consent to an Initial Public Offering; Required IPO. (a) Prior to the first anniversary of the Effective Date, the Company shall not commence an Initial Public Offering without the affirmative vote of (i) a majority of the Lehman Nominees, (ii) a majority of the Lockheed Martin Nominees, (iii) the Lanza Nominee and (iv) the LaPenta Nominee.

          (b) At any time on or after the fifth anniversary of the Effective Date, if an Initial Public Offering shall not have been consummated prior to such date, Lehman or Lockheed Martin (in each case, provided that it and its Permitted Transferees then own at least 50% of the issued and outstanding Common Stock owned by such party on the Effective Date) may require the Company promptly to commence an Initial Public Offering and to complete such Initial Public Offering as soon as reasonably practicable in accordance with the registration procedures contained in Exhibit C. The rights of Lehman and Lockheed Martin under this Section 5.3(b) shall not be assignable (including to any Transferee of Shares).


                                  ARTICLE VI
                                  TERMINATION

          Section 6.1. Termination. The provisions of this Agreement, other than Sections 2.8, 4.2 and 4.5 shall terminate upon the consummation of an Initial Public Offering. Section 2.8 and the registration rights contained in Exhibit C shall continue to apply following such consummation with respect to all Registrable Securities (as defined in Exhibit C) in accordance with the terms thereof. Section 4.2 shall continue to apply following the consummation of an Initial Public Offering until the earlier of the expiration of the Exclusivity Period or the date on which Lehman (together with its Permitted Transferees) ceases to own at least 10% of the outstanding shares of Common Stock. Section 4.5 shall continue to apply following such consummation until the fifth anniversary of the Effective Date.

                                  ARTICLE VII
                                 MISCELLANEOUS

          Section 7.1. No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Stockholders in this Agreement.

          Section 7.2. Recapitalization, Exchanges, etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, any Shares by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of the Shares or any other change in capital structure of the Company, appropriate adjustments shall be made with respect to the relevant provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto under this Agreement and the term "Shares," as used herein, shall be deemed to include shares of such capital stock or other securities, as appropriate.

          Section 7.3. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

          Section 7.4. No Waivers, Amendments. (a) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          (b) No amendment, modification or supplement to this Agreement shall be enforced against any holder unless such amendment, modification or supplement is signed by (i) where such holder is Lehman or LBHI or one of their Permitted Transferees, a majority of the Shares held by Lehman and LBHI and its Permitted Transferees, (ii) where such holder is Lockheed Martin or one of their Permitted Transferees, a majority of the Shares held by Lockheed Martin and its Permitted Transferees, (iii) where such holder is Lanza or one of his Permitted Transferees, a majority of the Shares held by Lanza and his Permitted Transferees and (iv) where such holder is LaPenta or one of his Permitted Transferees, a majority of the Shares held by LaPenta and his Permitted Transferees.

          (c) Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by the party against whom the enforcement of such waiver is sought.

          Section 7.5. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telex, telecopier or similar writing) and shall be given to such party at its address, telex or telecopier number set forth below, or such other address, telex or telecopier number as such party may hereinafter specify for the purpose to the party giving such notice. Each such notice, request or other communication shall be effective (i) if given by telex or telecopy, when such telex or telecopy is transmitted to the telex or telecopy number specified in this Section and the appropriate answerback is received or, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or, (iii) if given by any other means, when delivered at the address specified in this Section 7.5.

          Notices to the Company shall be addressed to the Company at L-3 Communications Holdings, Inc., 600 Third Avenue, New York, New York 10016,
Attention: General Counsel (telecopier no. (212) 805-5494) with a copy thereof to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017,
Attention: David B. Chapnick (telecopier (212) 455-2502); notices to Lehman or LBHI shall be addressed to Lehman Brothers Capital Partners III, L.P. or Lehman Brothers Holdings Inc., as the case may be, 3 World Financial Center, New York, New York 10285, Attention: Steven Berkenfeld (telecopier (212) 526-3738) with a copy thereof to Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017, Attention: David B. Chapnick (telecopier (212) 455-2502); notices to Lockheed Martin shall be addressed to Lockheed Martin at Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, Maryland 20817, Attention: Marcus
C. Bennett (telecopier (301) 897-6083) with a copy thereof to Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, Maryland 20817, Attention: Frank
H. Menaker, Jr. (telecopier (301) 897-6791) and to Miles & Stockbridge, a Professional Corporation, 10 Light Street, Baltimore, Maryland 21202,
Attention: Glenn C. Campbell (telecopier (410) 385-3700); notices to Lanza and LaPenta shall be addressed to Lanza and LaPenta, respectively, at L-3 Communications Holdings, Inc., 600 Third Avenue, New York, New York 10016 (telecopier (212) 949-9879, as to Lanza and (212) 805-5470, as to LaPenta) with a copy thereof to Fried, Frank, Harris, Shriver and Jacobson, 1 New York Plaza, New York, New York 10004 Attention: Robert C. Schwenkel (telecopier (212) 859-8879).

          Section 7.6. Inspection. So long as this Agreement shall be in effect, this Agreement and any amendments hereto shall be made available for inspection by a Stockholder at the principal offices of the Company.

          SECTION 7.7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 7.8. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          Section 7.9. Entire Agreement. This Agreement, together with the Subscription Agreements, constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

          Section 7.10. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdictions, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          Section 7.11. Counterparts. This Agreement may be signed in counterparts, each of which shall constitute an original and which together shall constitute one and the same agreement.

          Section 7.12. Option Plan. Each of the Stockholders agrees to vote all of the Shares of Class A Common Stock owned or held of record by such Stockholder at any regular or special meeting of the stockholders of the Company called for the purpose of approving the Option Plan or in any written consent executed in lieu of such a meeting of stockholders (and the Company agrees to use reasonable efforts to cause such meeting to occur promptly), and agrees to take all actions otherwise necessary, to ensure the approval of the Option Plan in accordance with the terms hereof.

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                       L-3 COMMUNICATIONS
                                        HOLDINGS, INC.


                                      By:_________________________________
                                         Title:


                                      LOCKHEED MARTIN CORPORATION


                                      By:_________________________________
                                         Title:

                                      LEHMAN BROTHERS CAPITAL
                                        PARTNERS III, L.P.


                                      By: Lehman Brothers Holdings Inc.,
                                            its general partner


                                      By:_________________________________
                                         Title:



                                      LEHMAN BROTHERS HOLDINGS INC.



                                      By:_________________________________
                                         Title:



                                      ------------------------------------
                                      Frank C. Lanza


                                      ------------------------------------
                                      Robert V. LaPenta

                                                                  EXHIBIT A to
                                                                  Stockholders
                                                                  Agreement









         Bylaws -- Please see Exhibit 3.2 to the Registration Statement.

                                                                  EXHIBIT B to
                                                                  Stockholders
                                                                  Agreement










           Certificate of Incorporation -- Please see Exhibit 3.1 to the
                              Registration Statement

                                                                  EXHIBIT C to
                                                                  Stockholders
                                                                  Agreement

================================================================================

                                  A/B Exchange
                          Registration Rights Agreement

                           Dated as of April __, 1997

                                  by and among

                         L-3 Communications Corporation,

                              Lehman Brothers Inc.

                                      and

                          BancAmerica Securities, Inc.

================================================================================

                                  A/B EXCHANGE
                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (this "Agreement") is made and entered into as of April 30, 1997 by and among L-3 Communications Corporation, a Delaware corporation (the "Company"), and Lehman Brothers Inc. and BancAmerica Securities, Inc. (together, the "Initial Purchasers"), each of whom has agreed to purchase the Company's 10 3/8% Senior Subordinated Notes due 2007 (the "Series A Notes") pursuant to the Purchase Agreement (as defined below).

      This Agreement is made pursuant to the Purchase Agreement, dated April 25, 1997 (the "Purchase Agreement"), by and among the Company and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 3 of the Purchase Agreement.

      The parties hereby agree as follows:

SECTION 1. DEFINITIONS

      As used in this Agreement, the following capitalized terms shall have the following meanings:

      Act: The Securities Act of 1933, as amended.

      Broker-Dealer: Any broker or dealer registered under the Exchange Act.

      Broker-Dealer Transfer Restricted Securities: Series B Notes (including any Subsidiary Guarantees) that are acquired by a Restricted Broker-Dealer for its own account as a result of market-making activities or other trading activities.

      Closing Date: The date of this Agreement.

      Commission: The Securities and Exchange Commission.

      Consummate: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

      Damages Payment Date: With respect to the Series A Notes, each Interest Payment Date.

      Effectiveness Target Date: As defined in Section 5.

      Exchange Act: The Securities Exchange Act of 1934, as amended.

      Exchange Offer: The registration by the Company under the Act of the Series B Notes (including any Subsidiary Guarantees) pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series B Notes and registered Subsidiary Guarantees in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

      Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

      Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Series A Notes to (i) certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, (ii) to certain institutional "accredited investors," as such term is defined in Rule 501(a)(1), (2), (3) and
(7) under the Act ("Accredited Institutions") and (iii) outside the United States to Persons other than U.S. Persons in offshore transactions meeting the requirements of rule 904 of Regulation S under the Act.

      Guarantor: Any subsidiary of the Company that executes a Subsidiary Guarantee under the Indenture.

      Holders: As defined in Section 2(b) hereof.

      Indemnified Holder: As defined in Section 8(a) hereof.

      Indenture: The Indenture, dated as of the date hereof, 1997, among the Company and The Bank of New York, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

      Initial Purchasers: As defined in the preamble hereto.

      Interest Payment Date: As defined in the Indenture and the Notes.

      Market-Maker Prospectus: As defined in Section 4 hereof.

      NASD: National Association of Securities Dealers, Inc.

      Notes: The Series A Notes and the Series B Notes.

      Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      Prospectus: The prospectus included in a Registration Statement including, without limitation, a Market-Maker Prospectus, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

      Record Holder: With respect to any Damages Payment Date relating to Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

      Registration Default: As defined in Section 5 hereof.

      Registration Statement: Any Registration Statement of the Company relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement including the registration for resale of Broker-Dealer Transfer Restricted Securities, in each case including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

      Restricted Broker-Dealer: Any Broker-Dealer that is an affiliate of the Company that the holds Broker-Dealer Transfer Restricted Securities.

      Series B Notes: The Company's l0 3/8% Senior Subordinated Notes due 2007 to be issued pursuant to the Indenture in the Exchange Offer.

      Shelf Filing Deadline: As defined in Section 4 hereof.

      Shelf Registration Statement: As defined in Section 4 hereof.

      Subsidiary Guarantee: The Guarantee by a Guarantor of the Company's obligations under the Notes and Indenture.

      TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

      Transfer Restricted Securities: Each Note (including any Subsidiary Guarantee), until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note (including any Subsidiary Guarantee) has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Note (including any Subsidiary Guarantee) is distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

      Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT

      (a) Transfer Restricted Securities and Broker-Dealer Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities and Broker-Dealer Transfer Restricted Securities.

      (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

      (c) Holders of Broker-Dealer Transfer Restricted Securities. A Restricted Broker-Dealer is deemed to be a holder of Broker-Dealer Transfer Restricted Securities (each, a "Holder") whenever such Restricted Broker-Dealer owns Broker-Dealer Transfer Restricted Securities.

SECTION 3. REGISTERED EXCHANGE OFFER

      (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date, a Registration Statement under the Act relating to the Series B Notes (including any Subsidiary Guarantees) and the Exchange Offer, (ii) use all commercially reasonable efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 150 days after the Closing Date (which 150-day period shall be extended for a number of days equal to the number of business days, if any, the Commission is officially closed during such period), (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the Series B Notes (including any Subsidiary Guarantees) to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes (including any Subsidiary Guarantees) to be offered in exchange for the Transfer Restricted Securities and to permit resales of Notes held by Broker-Dealers as contemplated by Section 3(c) below.

      (b) The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes (including any Subsidiary Guarantees) shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

      (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Series A Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a Prospectus meeting the requirements of the Act in connection with any resales of the Series B Notes received by such Broker-Dealer in the Exchange Offer, which Prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer except to the extent required by the Commission.

      The Company shall use all commercially reasonable efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(d) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective.

      The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such 180 day period in order to facilitate such resales.

SECTION 4. SHELF REGISTRATION; MARKET-MAKER PROSPECTUS

      (a) Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement or to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities that is a "qualified institutional buyer," as such term is defined in Rule 144A under the Act or an institutional "accredited investor," as such term is defined in Rule 501(a)(1), (2), (3) and (7) under the Act shall notify the Company prior to the 20th business day following the Consummation of the Exchange Offer that such Holder alone or together with holders who hold in the aggregate at least $1.0 million in principal amount of Series A Notes (A) is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or
(C) is a Broker-Dealer and holds Series A Notes acquired directly from the Company or one of its affiliates, then the Company shall

            (x) cause to be filed a shelf Registration Statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 30th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement, or permitted to Consummate the Exchange Offer and (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) of paragraph (a) above (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to
      Section 4(b) hereof; and

            (y) use all commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 90th day after the Shelf Filing Deadline.

The Company shall use all commercially reasonable to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (d) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date or such shorter period that will terminate when all Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or become eligible for resale pursuant to Rule 144 without volume or other restrictions.

      (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

      (c) Market-Maker Prospectus. The Company acknowledges that any Restricted Broker-Dealer holding Broker-Dealer Transfer Restricted Securities may not resell such Broker-Dealer Transfer Restricted Securities without delivering a Prospectus. Consequently, on the date that the Exchange Offer Registration Statement is filed with the Commission, the Company shall file a Registration Statement (which may be the Exchange Offer Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the Commission) and shall use their best efforts to cause such Registration Statement to be declared effective by the Commission on or prior to the Consummation of the Exchange Offer. The Company shall use all commercially reasonable efforts to keep such Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(c) and (d) hereof to the extent necessary to ensure that it is available for resales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until such time as all Restricted Broker-Dealers determine in their judgment that they are no longer required to deliver a Prospectus in connection with sales of Broker-Dealer Transfer Restricted Securities. The Prospectus included in such Registration Statement is referred to in this Agreement as a "Market-Maker Prospectus."

SECTION 5. LIQUIDATED DAMAGES

      If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in sections 3(a), 4(a), and 4(c), as applicable, (ii) any of such required Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in sections 3(a), 4(a), and 4(c), as applicable, (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default"), the Company agrees to pay liquidated damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued liquidated damages shall be paid to Record Holders by the Company by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.

      All payment obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such payment obligations with respect to such Security shall have been satisfied in full.

SECTION 6. REGISTRATION PROCEDURES

      (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with all of the provisions of Section 6(d) below, shall use all commercially reasonable efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

            (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Series A Notes. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

            (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and (C) it is acquiring the Series B Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer
      (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, mid similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective Registration Statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Company.

            (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer.

      (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of
Section 6(d) below and shall use all commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

      (c) Market-Maker Prospectus. In connection with any Registration Statement filed pursuant to Section 4(c) of this Agreement, the Company will comply with all of the provisions of Section 6(d) below (other than sub-sections (xiii), (xiv), (xv), (xvii) and (xx)) until such time as all Restricted Broker-Dealers determine in their judgment that they are no longer required to deliver Market-Maker Prospectuses in connection with sales of Broker-Dealer Transfer Restricted Securities. The Company shall use all commercially reasonable efforts to deliver Market-Maker Prospectuses to all Restricted Broker-Dealers immediately upon the effectiveness of the Registration Statement and from time to time thereafter upon request, in such quantities as such Restricted Broker-Dealer shall require.

      (d) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers) and Broker-Dealer Transfer Restricted Securities, the Company shall:

            (i) use all commercially reasonable efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of any Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or
      (B), use all commercially reasonable efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter. Notwithstanding the foregoing, at any time after Consummation of the Exchange Offer, the Company may allow the Shelf Registration Statement or Market-Maker Prospectus and the related Registration Statement to cease to become effective and usable if (x) the board of directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company, and the Company notifies the Holders within two business days after the Board of Directors makes such determination, or
      (y) the Prospectus contained in the Shelf Registration Statement or the Market-Maker Prospectus, as the case may be, contains an untrue statement of the material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the two-year period referred to in Section 4(a) hereof during which the Shelf Registration Statement is required to be effective and usable shall be extended by the number of days during which such Registration Statement was not effective or usable pursuant to the foregoing provisions;

            (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

            (iii) advise the underwriter(s), if any, and selling Holders of Transfer Restricted Securities and, following the Consummation of the Exchange Offer, Holders of Broker Dealer Transfer Restricted Securities, promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the

      Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, under state securities or Blue Sky laws, the Company shall use all commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

            (iv) furnish to each of the selling Holders of Transfer Restricted Securities or Holders of Broker-Dealer Transfer-Restricted Securities and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) if a selling Holder of Transfer Restricted Securities or a Holder of Broker-Dealer Transfer Restricted Securities, as applicable, covered by such Registration Statement or the underwriter(s), if any, shall not have had an opportunity to participate in the preparation thereof;

            (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders or the Holders of Broker-Dealer Transfer Restricted Securities, as applicable, and to the underwriter(s), if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or the Holders of Broker-Dealer Transfer Restricted Securities, as applicable, or underwriter(s), if any, reasonably may request;

            (vi) make available at reasonable times at the Company's principal place of business for inspection by the selling Holders of Transfer Restricted Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s) who shall certify to the Company that they have a current intention to sell Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities pursuant to a Shelf Registration Statement or Market-Maker Prospectus, and, following the Consummation of the Exchange Offer, the Holders of Broker-Dealer Transfer Restricted Securities, such financial and other information of the Company as reasonably requested and cause the Company's officers, directors and employees to respond to such inquiries as shall be reasonably necessary, in the reasonable judgment of counsel to such Holders, to conduct a reasonable investigation; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Registration Statement or the Prospectus included therein or in an amendment to such Registration Statement or an amendment or supplement to such Prospectus in order that such Registration Statement, Prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

            (vii) if requested by any selling Holders of Transfer Restricted Securities or Holders of Broker-Dealer Transfer Restricted Securities, as applicable, or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, information with respect to the principal amount of Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities or Broker-Dealer Transfer-Restricted Securities, as applicable, to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

            (viii) furnish to each selling Holder of Transfer Restricted Securities or Holders of Broker-Dealer Transfer Restricted Securities, as applicable, and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

            (ix) deliver to each selling Holder of Transfer Restricted Securities and each of the underwriter(s), if any, and each Holder of Broker-Dealer Transfer Restricted Securities, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, and each Holder of Broker-Dealer Transfer Restricted Securities, in connection with the offering and the sale of the Transfer Restricted Securities and Broker-Dealer Transfer Restricted Securities, as applicable, covered by the Prospectus or any amendment or supplement thereto;

            (x) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities and Broker-Dealer Transfer Restricted Securities, as applicable, pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by the Initial Purchaser or, in the case of registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, by any Holder or Holders of Transfer Restricted Securities who hold at least 25% in aggregate principal amount of such class of Transfer Restricted Securities or, in the case of Broker-Dealer Transfer Restricted Securities, by any Holder of Broker-Dealer Transfer Restricted Securities; provided, that, the Company shall not be required to enter into any such agreement more than once with respect to all of the Transfer Restricted Securities and, in the case of a Shelf Registration Statement, may delay entering into such agreement if the Board of Directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

                  (A) furnish to the Initial Purchaser, the Holders of Transfer
            Restricted Securities who hold at least 25% in aggregate principal amount of such class of Transfer Restricted Securities (in the case of a Shelf Registration Statement), each Holder of Broker-Dealer Transfer Restricted Securities and each underwriter, if any, in such substance and scope as they may request and as are customarily made in connection with an offering of debt securities pursuant to a Registration Statement (i) upon the effective date of any Registration Statement (and if such Registration Statement contemplates an Underwritten Offering of Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, upon the date of the closing under the underwriting agreement related thereto) and (ii) upon the filing of any amendment or supplement to any Registration Statement or any other document that is incorporated in any Registration Statement by reference and includes financial data with respect to a fiscal quarter or year:

                        (1) a certificate, dated the date of effectiveness of
                  the Shelf Registration Statement signed by (y) the Chairman of the Board, the President or any Vice President and (z) the Chief Financial Officer of the Company confirming, as of the date thereof, the matters set forth in paragraph (j) of
                  Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request;

                        (2) an opinion, dated the date of effectiveness of the
                  Shelf Registration Statement, as the case may be, of counsel for the Company covering the matters set forth in paragraphs
                  (c) (d) and (e) of Section 7 of the Purchase Agreement and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                        (3) a customary comfort letter, dated as of the date of
                  Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7 of the Purchase Agreement, without exception;

                  (B) set forth in full or incorporated by reference in the
            underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                  (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (x), if any.

            (xi) prior to any public offering of Transfer Restricted Securities, or Broker-Dealer Transfer Restricted Securities, as applicable, cooperate with the selling Holders of Transfer Restricted Securities, the Holders of Broker-Dealer Transfer Restricted Securities, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, under the securities or Blue Sky laws of such jurisdictions as the selling Holders of Transfer Restricted Securities or Holders of Broker-Dealer Transfer Restricted Securities or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, covered by the Shelf Registration Statement filed pursuant to
      Section 4 hereof; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

            (xii) shall issue, upon the request of any Holder of Series A Notes covered by the Shelf Registration Statement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series B Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

            (xiii) cooperate with the selling Holders of Transfer Restricted Securities and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

            (xiv) use its best efforts to cause the Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

            (xv) if any fact or event contemplated by clause (d)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, or Broker-Dealer Transfer Restricted Securities, as applicable, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

            (xvi) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

            (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;

            (xviii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

            (xix) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use all commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

            (xx) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and
      Section 15 of the Exchange Act; and

            (xxi) cause each Guarantor upon the creation or acquisition by the Company of such Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart, together with an opinion of counsel as to the enforceability thereof against such entity, to the Initial Purchasers no later than five business days following the execution thereof.

      Each Holder agrees by acquisition of a Transfer Restricted Security or Broker-Dealer Transfer Restricted Securities, as applicable, that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(d)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities or Broker-Dealer Transfer Restricted Security pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(d)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities or Broker-Dealer Transfer Restricted Security, as applicable, that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(d)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(d)(xv) hereof or shall have received the Advice.

      The Company may require each Holder of Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of the applicable Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Act. Each such Holder agrees to notify the Company as promptly as practicable of (i) any inaccuracy or change in information previously furnished by such Holder to the Company or (ii) the occurrence of any event, in either case, as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of the applicable Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities or omits to state any material fact regarding such Holder or such Holder's intended method of distribution of the applicable Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities required to be stated therein or necessary to make the statements therein not misleading and promptly to furnish to the Company any additional information required to correct and update any previously furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the distribution of the applicable Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

SECTION 7. REGISTRATION EXPENSES

      All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services; (iv) all fees and disbursements of counsel for the Company and the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

      The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

SECTION 8. INDEMNIFICATION

      (a) The Company shall indemnify and hold harmless each Holder of Transfer Restricted Securities or Broker Dealer Transfer Restricted Securities, its officers and employees and each person, if any, who controls any such Holders, within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases, sales and registration of Notes), to which that Holder, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Registration Statement or Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any Registration Statement or Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Holder in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Holder through its gross negligence or willful misconduct), and shall reimburse each Holder and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Holder, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Holder furnished to the Company by or on behalf of any Holder specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Holder or to any officer, employee or controlling person of that Holder.

      (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Registration Statement or Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Registration Statement or Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Holders finished to the Company by or on behalf of that Holder specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Company or any such director, officer, employee or controlling person.

      (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgement of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, if the indemnified parties under this Section 8 consist of any Initial Purchaser or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company or any of the Company's directors, officers, employees or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Section 8, shall use all commercially reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders on the other, from the offering of the Notes or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Holders on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holders on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes purchased under the Purchase Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Holders with respect to the Series A Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Series A Notes under the Purchase Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged Omission to state a material fact relates to information supplied by the Company or the Holders, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(d), no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by it in connection with its sale of Notes exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this
Section 8(d) are several and not joint.

SECTION 9. RULE 144A

      The Company hereby agrees with each Holder of Transfer Restricted Securities, during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act within the two-year period following the Closing Date, and each Holder of Broker-Dealer Transfer Restricted Securities, for so long as any Broker-Dealer Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities or any Holder or Broker-Dealer Transfer Restricted Securities, in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

      No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11. SELECTION OF UNDERWRITERS

      The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering at such Holders' expense. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

SECTION 12. MISCELLANEOUS

      (a) Remedies. The Company agrees that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

      (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in the Final Offering Memorandum, the Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

      (c) Adjustments Affecting the Notes. The Company will not take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

      (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

      (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

            (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

            (ii) if to the Company:

                 L-3 Communications Corporation
                 600 Third Avenue, 34th Floor,
                 New York, New York 10016,
                 Attention: Chief Financial Officer (Fax: 212-805-5470),

                 With a copy to:

                 Simpson Thacher & Bartlett
                 425 Lexington Avenue
                 New York, NY, 10017
                 Attention: Andrew R. Keller (Fax: 212-455-2502)

      All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

      Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

      (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders or Restricted Broker Dealers; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities or Broker Dealer Transfer Restricted Securities from such Holder.

      (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement

      (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

      (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      (k) Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            [Signature pages follow]

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    L-3 COMMUNICATIONS CORPORATION


                                    By:
                                        -----------------------------------
                                         Name:
                                         Title:

LEHMAN BROTHERS INC.
BANCAMERICA SECURITIES, INC.

BY LEHMAN BROTHERS INC.


By:
    ------------------------------
      Authorized Representative

                                                                         Annex A

                  Counterpart To Registration Rights Agreement

      The undersigned hereby absolutely, unconditionally and irrevocably agrees (as a "Guarantor") to make all commercially reasonable efforts to include its Subsidiary Guarantee in any Registration Statement required to be filed by the Company pursuant to the Registration Rights Agreement, dated as of April 30, 1997, (the "Registration Rights Agreement") by and among L-3 Communications Corporation, a Delaware corporation, Lehman Brothers Inc. and BancAmerica Securities, Inc.; to make all commercially reasonable efforts to cause such Registration Statement to become effective as specified in the Registration Rights Agreement; and to otherwise be bound by the terms and provisions of the Registration Rights Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Counterpart as of ______, 1997.

                                    [NAME]


                                    By:
                                        ---------------------------------
                                         Name:
                                         Title:

                                                                  EXHIBIT D to
                                                                  Stockholders
                                                                  Agreement



                         FORM OF AGREEMENT TO BE BOUND


                               [DATE]

To the Parties to the
     Stockholders Agreement
     dated as of April 30, 1997

Dear Sirs:

     Reference is made to the Stockholders Agreement dated as of April 30, 1997 (the "Stockholders Agreement"), among L-3 Communications Holdings, Inc., Lockheed Martin Corporation, Lehman Brothers Capital Partners III, L.P., Lehman Brothers Holdings Inc., Frank C. Lanza and Robert V. LaPenta and each other Stockholder who or which shall become parties to the Stockholders Agreement as provided therein. Capitalized terms used herein and not defined have the meanings ascribed to them in the Stockholders Agreement.

          In consideration of the representations, covenants and agreements contained in the Stockholders Agreement, the undersigned hereby confirms and agrees that it shall be bound by all of the provisions thereof.

          This letter shall be construed and enforced in accordance with the laws of the State of New York.

                                            Very truly yours,




                             [Permitted Transferee]

                                                                  EXHIBIT E to
                                                                  Stockholders
                                                                  Agreement


                      1997 Option Plan for Key

                      Employees -- Please see

                      Exhibit 10.91 to the

                      Registration statement.